UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________
FORM 8-K
CURRENT REPORT
______________________________________________________
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2012

(Exact name of registrant as specified in charter)
Commission file number   000-027307

North Carolina (State or Other Jurisdiction of Incorporation or Organization)	56-1980549 (I.R.S. Employer Identification No.)

2634 Durham Chapel Hill Blvd. Durham, North Carolina (Address of Principal Executive Offices)	27707-2800 (Zip Code)

(919) 687-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On April 18, 2012 M&F Bancorp, Inc. ("the Registrant") advised Grant Thornton, LLP ("Grant Thornton") that it was being dismissed as the Registrant's independent registered public accounting firm. The decision to dismiss Grant Thornton was considered and approved by the Audit Committee of the Registrant's Board of Directors on April 18, 2012.

Grant Thornton's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2011 and 2010, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2011 and 2010, and through the period ended April 18, 2012, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their report on the Registrant's consolidated financial statements; in addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

On April 18, 2012, the Registrant appointed Elliott Davis, PLLC ("Elliott Davis") as the Registrant's registered public accounting firm for the fiscal year ending December 31, 2012. Neither the Registrant nor anyone on its behalf has consulted with Elliott Davis during the last two fiscal years ended December 31, 2011 and 2010, or during any subsequent interim period preceding the date hereof, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) or any matter that was either the subject of a disagreement or a reportable event, as there were none.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
16.1	Letter from Grant Thornton, regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:	/s/ Lyn Hittle
Lyn Hittle
Chief Financial Officer
Dated: April 19, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter from Grant Thornton, regarding change in certifying accountant.